Exhibit 99.1

Hypogonadism is Associated with NAFLD: LPCN 1144 MRI-PDFF Clinical Results

Exhibit 99.1

Kilyoung Kim[1], Burke Byrne[1], Jonathan Baker[1], Nachiappan Chidambaram[1], Mahesh V. Patel[1], Arun Sanyal[2], and Michael Charlton[3]
[1]Lipocine Inc., Salt Lake City, UT, USA; [2]Virginia Commonwealth University, VA, USA; [3]University of Chicago, IL, USA

INTRODUCTION

- Male hypogonadism (Testosterone, T, level less than 300 ng/dL) is an underappreciated co-morbidity in NAFLD/NASH
- Significant overlap of co-morbidities for NAFLD/NASH and hypogonadism[1]


Hypogonadism Co-morbidities
NAFLD/NASH Co-morbidities
Attributes of Metabolic Syndrome
Obesity
Type2 Diabetes
Hypertension
Hypertriglyceridemia
Obesity
Type2 Diabetes
Hypertension
Hypertriglyceridemia

- Testosterone (T) deficiency in male patients is prevalent across the pathological spectrum of NAFLD[2]


NAFLD a) (Hepatic Steatosis)
NASH b)
Cirrhosis c)
Mortality markedly increased when total testosterone fell below a threshold value of 8.3 nmol/L (240 ng/dL)

- Serum levels of free T are inversely related with severity of lobular inflammation, ballooning, NAFLD activity, and fibrosis[2.b)]
- LPCN 1144 is a lymphatically delivered well tolerated oral prodrug of bioidentical testosterone targeting treatment for NASH

METHODS

- In a pioneering MRI-PDFF based Liver Fat Study (LFS) in hypogonadal males, the prevalence of fatty liver and the impact of LPCN 1144 therapy was assessed
- LFS is an open-label, multi-center single arm study (N=36) with LPCN 1144 225mg BID


Screening
Interim Results
-4 Wk
0 Wk
8 Wk
16 Wk
MRI-PDFF BL
MRI-PDFF Δ Interim
MRI-PDFF Δ End-Of-Study

- Baseline liver fat (LF) % distribution


Enrolled N = 36
LF ≥ 5% N = 21
LF ≥ 8% N = 11
LF ≥ 10% N = 9
Mean LF % BL
13.0±8.3
18.8±7.5
20.9±6.6

- The metabolic syndrome attribute prevalence in LFS were: 81% obese, 58% hypertriglyceridemia, 33% hypertensive, and 19% type 2 diabetes

RESULTS

❑ NAFLD is Over Represented in Hypogonadal Males


Prevalence of NAFLD in LFS Population† vs. General Population††
% of NAFLD Patients
58%
28%
LFS Population
General Population

† NAFLD identified by MRI-PDFF ≥ 5% in LPCN 1144 Liver Fat Study (hypogonadal males)
†† 28% was estimated from reported 25% for general population diagnosed as NAFLD by imaging hepatosteatosis ≥ 5% liver fat[3] by accounting for male ratio to female in NAFLD = 1.1

❑ Hypogonadism Increased NAFLD Prevalence in Obese Males


NHANES*
LFS**
% of NAFLD Population
12%
14%
39%
60%
57%
79%
BMI < 30
BMI 30-35
BMI ≥ 35

* NAFLD: identified by Ultrasonography in US general male population[4]; ** Identified by MRI-PDFF ≥ 5% in hypogonadal males

- NAFLD subjects with at least 8% and 10% baseline liver fat were evaluated for change from baseline
- NAFLD resolution was assessed by % of subjects with LF ≥ 5% at baseline to < 5% at ~8 weeks

❑ LPCN 1144 Reduced Both Absolute and Relative Liver Fat % Post 8 Week Treatment


Mean Absolute Liver Fat % Change
Mean Relative Liver Fat % Change
% Liver Fat CBL (±SEM)
-6.3%
-7.6%
-34%
-38%
N = 9*
BL ≥ 8%
N = 7*
BL ≥ 10%

* Subjects available for MRI-PDFF scan for the interim analysis (~8 week)

❑ Liver Fat Reduction Responder Rates


Responder Rate for Absolute Liver Fat % Change
Responder Rate for Relative Liver Fat % Change
% of Responders for LF Reduction ≥ 4.1%
% of Responders for LF Reduction ≥ 29%
67%
86%
56%
71%
BL ≥ 8%
BL ≥ 10%

Clinically meaningful Relationship of MRI-PDFF % Reduction with Histological Response in NASH[5]

- NAFLD was resolved in 28% of patients on LPCN 1144 treatment

❑ Substantial Reductions in Liver Fat % in Obese Hypogonadal NAFLD Males*


Absolute Liver Fat % Change
Absolute Liver Fat % Change
-5.2
-9.4
BMI 30-40
BMI ≥ 40

* Patients with MRI-PDFF ≥ 10% at BL

❑ Higher the Baseline Liver Fat, Better Reduction with LPCN 1144 Treatment*


Absolute Liver Fat % Change
Mean BL = 5.9 %
N=6
Q1
Mean BL = 7.8 %
N=5
Q2
Mean BL =14.5 %
N=5
Q3
Mean BL = 25.0 %
N=5
Q4

* Based on NAFLD patients identified with MRI-PDFF ≥ 5% at BL

CONCLUSION

- Higher prevalence of NAFLD was observed in hypogonadal males relative to general population, even after BMI stratification
- Morbidly obese hypogonadal males are highly likely to have NAFLD
- Appreciable % of patients experienced resolution of NAFLD while on LPCN 1144 treatment
- Substantial reductions of liver fat were achieved with LPCN 1144 therapy as early as ~8 weeks
- Interim LPCN 1144 results strongly suggest further evaluation to validate a histopathologic benefit in NASH patients

REFERENCES

1. Dhindsa et al., Diabetes Care 2010; Guay et al., Int J Impotent Res 2010; Rector et al., Gastroenterol 2008
2. a) Kim et al., BMC Gastroenterol 2012; b) Sumida et al., Gastroenterol Hepatol 2015; c) Sinclair et al., Liver Trans 2016
3. Younossi et al., Hepatol 2016
4. Lazo et al, Am J Endocrinol 2013
5. Patel et al., Ther Adv Gastroenterol 2016

Contact info:
Kilyoung Kim, kk@lipocine.com or admin@lipocine.com